Trade and other payables	12 Months Ended
Jun. 30, 2022
Trade and other payables
Trade and other payables
24	Trade and other payables

	2022	2021
	£’000	£’000
Trade payables	192,863	143,400
Other payables	18,982	22,297
Accrued expenses	89,016	61,990
Social security and other taxes	22,073	32,491
	322,934	260,178
Less: non-current portion
Trade payables	101,301	66,778
Other payables	1,046	739
Non-current trade and other payables	102,347	67,517
Current trade and other payables	220,587	192,661

(i)	Accounting policy

Trade and other payables are liabilities for goods and services provided to the Group prior to the end of the financial year which are unpaid. They are recognized initially at their fair value and subsequently measured at amortized cost using the effective interest method. They are classified as current liabilities if payment is due within one year or less. If not they are presented as non-current liabilities.

(ii)	Amounts included in trade payables

Trade payables include transfer fees and other associated costs in relation to the acquisition of registrations of £181,545,000 (2021: £136,309,000) of which £101,301,000 (2021: £66,778,000) is due after more than one year. Of the amount due after more than one year, £54,732,000 (2021: £40,228,000) is expected to be paid between 1 and 2 years, and the balance of £46,569,000 (2021: £26,550,000) is expected to be paid between 2 and 5 years.

(iii)	Amounts included in accrued expenses

Accrued expenses include £828,000 (2021: £616,000) related to share-based payment transactions expected to be cash-settled.

(iv)	Fair value of trade payables

The fair value of trade payables as at 30 June 2022 was £196,396,000 (2021: £145,775,000) before discounting of cash flows. The fair value of other payables is not materially different to their carrying amount.